Exhibit 99.1

Apple REIT Nine

COURTYARD
Marriott

third quarter

September 30, 2008

DEAR SHAREHOLDER

GLADE M. KNIGHT

It is my pleasure to share with you the recent hotel acquisition activity of Apple REIT Nine, Inc. in this inaugural quarterly report. Since the beginning of the third quarter of this year, Apple REIT Nine has steadily grown to include a total of 13 hotels, with 1,577 guestrooms in six states. I believe that the Company is entering the lodging industry at an opportune time. Our unique capital structure has allowed for excellent purchasing opportunities, given the current fluctuations in the stability of our nation’s debt markets. We greatly appreciate your investment in Apple REIT Nine and are pleased to inform you that as of the printing of this report, David Lerner Associates, Inc. had raised total gross proceeds of $362 million of our $2 billion offering.

The first Apple REIT Nine hotel closing occurred on July 31, 2008, with the purchase of the ideally locate 125-room Hilton Garden Inn®, in Tucson, Arizona. Soon after, we added a 112-suite Homewood Suites by Hilton® in Charlotte, North Carolina to the portfolio. The extended-stay hotel is convenient to numerous local corporations and area attractions. On the same day, we also closed on the acquisition of a new 140-room Courtyard® by Marriott® situated in the beautiful landscape of Santa Clarita, California. The purchase of this hotel, located in the heart of Silicon Valley, would be the beginning of our presence in that market, as we closed on an additional three properties in Santa Clarita shortly thereafter, including a 66-room Fairfield Inn® by Marriott®, a 128-room Hampton Inn® and a 90-suite Residence Inn by Marriott®.

Apple REIT Nine’s presence can also be felt in the Dallas, Texas market, where we recently acquired four properties, including a 103-room Hampton Inn & Suites® and a 150-room Hilton Garden Inn®, both conveniently located north of Dallas in Allen, Texas. We also acquired the 142-room Hilton Garden Inn® in Duncanville, just south of Dallas, and the 165-room Hilton Garden Inn® in Lewisville, near the Dallas/Ft. Worth International Airport. Also in Texas, we acquired the 133-suite Residence Inn® by Marriott® in Beaumont, just outside of Houston and near numerous corporate headquarters. The Company also entered the Cleveland, Ohio market with the purchase of a 142-room Hilton Garden Inn® in the thriving suburb of Twinsburg and the Pueblo, Colorado market with the purchase of an 81-room Hampton Inn & Suites®.

With the goal of developing a high performing, diversified portfolio of lodging real estate that will grow in value and provide you with strong returns, we have hand-selected properties for acquisition and future purchase that are within stable or growing metropolitan areas. Many of our hotels are ideally located near business complexes or corporate headquarters and all of them carry the well-known Marriott® or Hilton® brand names.

Apple REIT Nine began acquiring hotels during the third quarter of this year. As such, operational results from the Company’s hotels for the three-month period ending September 30, 2008 do not reflect a full quarter of performance. Detailed financial information for this time period can be found online in our recently filed 10Q at www.sec.gov. I look forward to sharing our continued progress with you in our 2008 Annual Report, which is scheduled for delivery in the spring of 2009. Thank you for your investment in Apple REIT Nine.

Sincerely,

Glade M. Knight
Chairman and Chief Executive Officer

BALANCE SHEET HIGHLIGHTS (Unaudited)

(In thousands)	Sept. 30, 2008	December 31, 2007
ASSETS
INVESTMENT IN HOTELS, NET	$60,675	$—
CASH AND CASH EQUIVALENTS	196,030	20
OTHER ASSETS	3,747	317

TOTAL ASSETS	$260,452	$337

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES	$312	$306
TOTAL SHAREHOLDERS’ EQUITY	260,140	31

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$260,452	$337

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at Sept. 30, 2008. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Nine, Inc. Registration Statement.

MARKET DIVERSITY

Portfolio of hotels

STATE / CITY

ARIZONA

Tucson

CALIFORNIA

Santa Clarita (4)

COLORADO

Pueblo

NORTH CAROLINA

Charlotte

TEXAS

Beaumont, Dallas/Allen (2), Dallas/Duncanville, Dallas/Lewisville

OHIO

Cleveland/Twinsburg

ABOVE: HILTON GARDEN INN • TUCSON, AZ

LEFT: HILTON GARDEN INN • TUCSON, AZ

CORPORATE HEADQUARTERS

814 East Main Street

Richmond, VA 23219

(804) 344-8121

(804) 344-8129 FAX

INVESTOR INFORMATION

For additional information, please contact:

Kelly Clarke, Director, Investor Services

804-727-6321 or

KClarke@applereit.com

CORPORATE PROFILE

Apple REIT Nine, Inc. is a real estate investment trust (REIT) focused on the ownership of income-producing real estate. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Residence Inn® by Marriott® , Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn® and Hampton Inn and Suites® brands. Our focus is to acquire high-quality properties that generate attractive returns for our shareholders. On October 31, 2008, the Apple REIT Nine portfolio consisted of 13 hotels with a total of 1,577 guestrooms in six states.

MISSION

Apple REIT Nine, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

COVER: COURTYARD • SANTA CLARITA, CA

BACK: HILTON GARDEN INN • LEWISVILLE, TX

This quarterly report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national, regional and local economies and business conditions; competitors within the hotel industry; and the ability of the company to implement its acquisition strategy and operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

“Courtyard® by Marriott®”, Fairfield Inn® by Marriott®”, and “Residence Inn® by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this correspondence, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Nine, Inc. or otherwise. Marriott is not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Nine offering and receives no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this correspondence, and the grant by Marriott of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Hampton Inn®”, “Hampton Inn & Suites®,” “Hilton Garden Inn®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Hotels Corporation or one of its affiliates. All references to “Hilton” mean Hilton Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this correspondence, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Nine, Inc., or otherwise. Hilton is not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Nine offering and receives no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this correspondence, and the grant by Hilton of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.